UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013

PIMI AGRO CLEANTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35138	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 South Beverly Drive, Suite 1091

Beverly Hills, California 90212

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (310) 203-8278

Copies to:

Jonathan R. Shechter, Esq.

Foley Shechter LLP

244 Fifth Avenue, Suite 2591

New York, New York 10001

Phone: (917) 688-4076

Fax: (917) 688-4092

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On October 30, 2013, Pimi Agro Cleantech, Inc. (“Pimi”), a developer and marketer of environmentally-friendly, alternative solutions for the post-harvest treatment of fruits and vegetables, announced its first U.S. commercial sales of its products - CitruWashTM and FreshProtectTM. The press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Pimi Agro Cleantech, Inc. dated October 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pimi Agro Cleantech, Inc.

Date: November 5, 2013

	By:	/s/ Ami Sivan
Ami Sivan Chief Executive Officer